Exhibit 99.2

 Transformative immunomodulating medicines for patients  January 2025  1

 2  Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “believe”, “expect”, “plan”, “anticipate”, “estimate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These statements include, but are not limited to, Immunocore’s capabilities across oncology, autoimmune and infectious disease therapeutic areas and its ability to grow, and further development the PRAME portfolio; the estimated market size and patient population for KIMMTRAK and Immunocore’s other product candidates; the three growth areas of KIMMTRAK, including HLA-A02+ melanoma, cutaneous melanoma and adjuvant uveal melanoma; expected submission of investigational new drug applications or clinical trial applications; the potential regulatory approval, expected clinical benefits and availability of Immunocore’s product candidates; the commercial performance of KIMMTRAK including indication expansion; the potential benefits and advantages KIMMTRAK, brenetafusp and Immunocore’s other product candidates will provide for patients; the potential of the PRAME portfolio opportunity to expand into additional solid tumor indications; expectations regarding the design, progress, timing, enrollment, scope, expansion, funding, and results of Immunocore’s existing and planned clinical trials, those of Immunocore’s collaboration partners or the combined clinical trials with Immunocore’s collaboration partners; the timing and sufficiency of clinical trial outcomes to support potential approval of any of Immunocore’s product candidates or those of, or combined with, its collaboration partners; expected commercial and clinical milestones and Immunocore’s ability to achieve those milestones on their expected timeline, or at all; the value of Immunocore’s products and product candidates for patients and shareholders; and potential growth opportunities and trends, including in connection with product launches. Any forward-looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond Immunocore’s control. These risks and uncertainties include, but are not limited to, the impact of worsening macroeconomic conditions on Immunocore’s business, financial position, strategy and anticipated milestones, including Immunocore’s ability to conduct ongoing and planned clinical trials; Immunocore’s ability to obtain a clinical supply of current or future product candidates or commercial supply of KIMMTRAK or any future approved products, including as a result of health epidemics or pandemics, war in Ukraine, the conflict in the Middle East, the broader risk of a regional conflict in the Middle East, or global geopolitical tension; Immunocore’s ability to obtain and maintain regulatory approval of its product candidates, including KIMMTRAK; Immunocore’s ability and plans in continuing to establish and expand a commercial infrastructure and to successfully launch, market and sell KIMMTRAK and any future approved products; Immunocore’s ability to successfully expand the approved indications for KIMMTRAK or obtain marketing approval for KIMMTRAK in additional geographies in the future; the delay of any current or planned clinical trials, whether due to patient enrollment delays or otherwise; Immunocore’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; competition with respect to market opportunities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; Immunocore’s need for and ability to obtain additional funding, on favorable terms or at all, including as a result of worsening macroeconomic conditions, including changes inflation and interest rates and unfavorable general market conditions, and the impacts thereon of the war in Ukraine, the conflict in the Middle East, and global geopolitical tension; Immunocore’s ability to obtain, maintain and enforce intellectual property protection for KIMMTRAK or any product candidates it or its collaborators are developing; and the success of Immunocore’s current and future collaborations, partnerships or licensing arrangements, including the risk that Immunocore may not realize the anticipated benefits of its collaboration with Bristol Myers Squibb. These and other risks and uncertainties are described in greater detail in the section titled "Risk Factors" in Immunocore’s filings with the Securities and Exchange Commission, including Immunocore’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 28, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Immunocore’s subsequent filings with the Securities and Exchange Commission.   All forward looking statements contained in this presentation speak only as of the date on which they were made and should not be relied upon as representing its views as of any subsequent date. Except to the extent required by law, Immunocore undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data obtained from third party sources and Immunocore’s own internal estimates and research. While Immunocore believes these third party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources.   KIMMTRAK is a trademark owned or licensed to Immunocore.

 3  Harnessing the immune system to fight disease with targeted, off-the-shelf, bispecific, soluble T cell receptors (TCRs)  TCR therapeutics can target >90% of the human proteome  ImmTAX  Targeting >90% Proteome

 4  Platform candidates and capabilities across 3 therapeutic areas  Activation of the immune system  Downmodulation of the immune system  Infectious diseases  Autoimmune diseases  ImmTACs  ImmTAVs  ImmTAAIs  Oncology

# Leading bispecific TCR pipeline

| | Candidate | Target (HLA type) | Indication | IND-enabling | Phase 1 | Phase 2 | Phase 3 | Approved | |
|---|---|---|---|---|---|---|---|---|---|
| Oncology | KIMMTRAK | gp100-A02 | Uveal (ocular) melanoma | | | | | | On Market |
| | | | Adjuvant uveal (ocular) melanoma | ATOM sponsored by EORTC | | | | | Phase 3 ongoing |
| | | | 2L+ advanced cutaneous melanoma | TEBE-AM | | | | | Enrolment completion \| 1H26 |
| | **Brenetafusp** | PRAME-A02 | 1L advanced cutaneous melanoma | PRISM-MEL-301 | | | | | Phase 3 ongoing |
| | | | Combo arms: Ovarian[1] | | | | | | Phase 1/2 ongoing |
| | | | Combo arms: NSCLC[2] | | | | | | |
| | | | Combo arms: Additional solid tumors | | | | | | |
| | **IMC-P115C** | PRAME HLE-A02 | Multiple solid tumors | | | | | | Phase 1/2 ongoing |
| | **IMC-T119C** | PRAME-A24 | Multiple solid tumors | | | | | | |
| | **IMC-R117C** | PIWIL1-A02 | Colorectal and GI cancers | | | | | | Phase 1/2 ongoing |
| Infectious | **IMC-M113V[3]** | Gag-A02 | Human Immunodeficiency Virus (HIV) | | | | | | MAD Data \| 1Q 2025 |
| | **IMC-I109V** | Envelope-A02 | Hepatitis B Virus (HBV) | | | | | | SAD Data \| 2025 |
| Autoimmune | **IMC-S118AI** | PPI x PD1-A02 | Type 1 Diabetes | | | | | | Submit CTA/IND[5] \| 4Q 2025 |
| | **IMC-U120AI** | CD1a x PD1 (non-HLA restricted) | Dermatology | | | | | | Submit CTA/IND[5] \| 2026 |

[1] Platinum refractory or resistant serous ovarian carcinoma. [2] NSCLC = Non-small cell lung cancer [3] Program is wholly owned, development costs being provided by the Bill & Melinda Gates Foundation (BMGF), Immunocore retains all development and commercialization rights in the developed world. [4] Program is not HLA restricted (i.e. universal for all populations). 5. submission

5

IMMUNOCORE

 Maximizing potential of KIMMTRAK® in HLA‑A02+ melanoma  6

 up to 6,000* patients  7  * Estimated future number of HLA-A*02:01 positive patients per year in the US and Europe.  KIMMTRAK has the potential to help up to 6K patients per year  ~1K* patients  Up to 4K*  >1K*  2L+ advanced cutaneous melanoma  <100*  APPROVED in 2022  1Q-3Q 2024 net sales $226M  TEBE-AM Phase 3   2026  ATOM Phase 3   2028+  Investigator led  Adjuvant uveal melanoma  Rare gp100+ tumors  Metastatic UM

 8  1 US, Germany, France, Israel, Italy, Austria, Finland, Belgium, Switzerland, Slovenia, Australia, Canada, Spain, Bulgaria, Luxemburg, Czech Republic, Lithuania, Cyprus, Portugal, Slovakia, Sweden, Poland, and United Kingdom. 2 As of December 31, 2024.   We continue to reach more patients globally with KIMMTRAK  $226m  Q1-Q3 2024 net revenues  +13  launches   in 2024  Approved in  38+  countries2  23  launchedcountries1,2  3 yr  OS data

# KIMMTRAK active in cutaneous melanoma (CM)

## Phase 1/2 study of KIMMTRAK + checkpoints in CM patients who progressed on prior anti-PD1



Dosing frequency
Weekly
Monthly
Remained weekly
BOR:
NE
New Lesion
PD
PR
SD
% Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44
Time from baseline (months)
Durable disease control
Durable response

60 cutaneous melanoma (all progressed on prior anti-PD1) received KIMMTRAK (tebentafusp) + durvalumab*

| Time from prior anti-PD(L)1 | 1-yr OS | 2-yr OS |
|---|---|---|
| Remote | 75% | 22% |
| Immediately prior | 75% | 23% |
| Benchmark | 55% | N/A |

→ **Time since last dose of prior anti-PD1 does not impact outcome**

Hamid O, *et al.* JITC (2023). Middleton *et al.*, ASCO 2022. Remote = Patients received prior anti-PD1 but it was not most recent therapy prior to enrolment. Immediately prior = anti-PD1 was most recent therapy prior to enrolment. * Patients who received prior anti-PD(L)1 therapy and then received tebentafusp+ durvalumab +/- tremelimumab on Study IMCgp100-201. Included patients relapsed from or refractory to prior anti-PD(L)1.

9

IMMUNOCORE

# TEBE-AM: Phase 3 trial in 2L+ cutaneous melanoma


1:1:1 Randomization
Phase 3
Endpoint
R
KIMMTRAK
~180 per arm
KIMMTRAK + anti-PD-1
~180 per arm
Straight to follow up (active control)
~180 per arm
Overall Survival

**1H 2026: expected enrollment completion**

2L+ cutaneous melanoma market opportunity **up to 4,000 patients***

10

* Estimated total number of drug treated HLA*02:01 positive patients per year in the US and 5EU (2024). CPI = checkpoint inhibitor

IMMUNOCORE

 Clinical activity expected to be highest in adjuvant setting with minimal disease burden  1 Piperno-Neumann, et al. AACR Annual Meeting 2021. 2 Sullivan R, et al. Cancer Res (2023) 83 (7_Supplement): 1035. 3 Carvajal, R.D., et al. Nat Med 28, 2364–2373 (2022).  11  Rationale for KIMMTRAK in adjuvant uveal melanoma  In Phase 3 trial, highest clinical activity in tumors with minimal disease burden1  ctDNA reduction in 1st line > 2nd+ line mUM  1st line (N=123)  37% ctDNA clearance2  2nd + line (N=94)  13% ctDNA clearance3  Largest metastatic lesion  PFS Hazard ratio  OS Hazard ratio  M1a (<3.0 cm)  0.68  0.36  M1b (3.1-8.0 cm)  0.74  0.71  M1c (≥8.1 cm)  0.95  0.76

# ATOM – Phase 3 KIMMTRAK adjuvant UM trial design

## Global trial led by European Organisation for Research and Treatment of Cancer (EORTC)



1:1 Randomization
Treatment phase
Follow-up
→ ~290 HLA-A*02:01 patients
• Within 3 months of definitive treatment of high risk primary uveal (or ocular) melanoma
• No evidence of metastatic disease on imaging
R
N ~145
N ~145
KIMMTRAK (tebentafusp) (Q1W IV)
Observation
Key endpoints
→ Primary: Relapse-Free Survival (RFS)
→ Secondary: Overall survival
→ Exploratory: ctDNA response
Investigator discretion on subsequent therapy for metastatic disease

**First patient randomized in Q4 2024**

Adjuvant uveal melanoma market opportunity **~1,200 patients***

12

* Estimated total number of drug treated HLA-A*02:01 positive 1L cutaneous melanoma patients per year in the US and Europe (2024).

IMMUNOCORE

 PRAME portfolio  13

# Based on data to date, disease control is hallmark of ImmTAC

## KIMMTRAK

**late line mUM** (IMCgp100-102)


% change in target lesion size from baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
★ New lesion
0 1 2 3 4 5 6 7 8 9 10 11 12
Time (Months)

OS benefit in metastatic uveal melanoma

**late line mCM**[1] (IMCgp100-201)


100
80
60
40
20
0
-20
-40
-60
-80
-100
★ New lesion
0 1 2 3 4 5 6 7 8 9 10 11 12
Time (Months)

Ongoing Ph3 study TEBE AM

## Brenetafusp

**late line mCM** (IMCF106C-101)


% change in target lesion size from baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
★ New lesion
0 1 2 3 4 5 6 7 8 9 10 11 12
Time (Months)

Ongoing Ph3 study PRISM MEL301

**late line PROC**[2] (IMCF106C-101)


100
80
60
40
20
0
-20
-40
-60
-80
-100
★ New lesion
0 1 2 3 4 5 6 7 8 9 10 11 12
Time (Months)

Evaluating combos in PROC and PSOC

**Greatest benefit may be in earlier lines of therapy and with combinations**

[1] In combination with durvalumab +/- tremelimumab. [2] Platinum resistant ovarian carcinoma

14

IMMUNOCORE

 15  Currently evaluating brenetafusp in combination with standards of care in ovarian and NSCLC  Executing to maximize PRAME portfolio potential  Monotherapy  Standard-of-care combinations  Checkpoint inhibitors  NSCLC  Ovarian  Cutaneous melanoma  Next Steps  PRISM-MEL301  1L melanoma  Non-platinum chemo (PROC)  Platinum chemo (PSOC)  Bevacizumab (PSOC)   Osimertinib (EGFRm)  Docetaxel  Other Chemo  Enrolling in 2025  Phase 1/2  PRAME franchise expansion opportunities for HLE and A24 programs (IND/Ph1)

 Brenetafusp in cutaneous melanoma  16

# CM Demographics and baseline characteristics

## Brenetafusp monotherapy and in combination with pembrolizumab

| Characteristic | Monotherapy N = 47 | + Pembro N = 9 |
|---|---|---|
| Age, yr – median (range) | 64 (31-79) | 65 (24-78) |
| Female – n (%) | 19 (40%) | 4 (44%) |
| ECOG status 0 – n (%) | 27 (57%) | 8 (89%) |
| **Baseline disease status** | | |
| Stage III/IV M1a | 3 (6%) | 3 (33%) |
| Stage IV M1b/c/d | 44 (94%) | 6 (67%) |
| Brain metastasis – n (%) | 10 (21%) | 2 (22%) |
| Liver metastasis – n (%) | 21 (45%) | 3 (33%) |
| Sum of target lesions[1], mm – median (range) | 84 (14-309) | 73 (24-117) |
| **Prior therapy** | | |
| # lines – median (range) | 2 (1-9) | 4 (1-7) |
| Anti-PD1 | 47 (100%) | 9 (100%) |
| Primary resistant[2] – n (%) | 14 (30%) | 6 (67%) |
| Anti-CTLA4 | 38 (81%) | 8 (89%) |
| BRAF inhibitor | 7 (15%) | 4 (44%) |
| **PRAME status (IHC)** | | |
| Positive[3] | 42 (89%) | 9 (100%) |
| H-score[4] – median | 215 | 155 |

→ **Patients were heavily pre-treated**

- All received prior checkpoint inhibitors (CPI)
  - Median 2 prior anti-PD1 regimens
  - 81% prior ipilimumab – nearly all in combination with nivolumab
  - 38% had another IO, in addition to anti-PD1, anti-CTLA4
- Pembro combo pts. more heavily pre-treated
- Higher percentage with prior BRAFi and primary resistance to anti-PD1

→ **PRAME expression was high (median H score 215 in monotherapy)[4]**

Includes patients receiving target doses ≥20mcg. [1] Sum of target lesions at baseline; one pembro combo pt had non-target lesions only. [2] Primary resistant to anti-PD1: progressed within 6 months of starting first anti-PD1-containing regimen. [3] PRAME positive group for efficacy analysis includes H-score ≥1 and pts with unknown PRAME IHC results; maximum H-score 300. [4] Amongst IHC evaluable pts (n=38 mono, n=5 combo).

17

IMMUNOCORE

 18  Includes patients receiving target doses ≥20mcg. 1 CRS graded per ASTCT 2019 criteria; all other AE per CTCAE v5.0. 2 Rash is a composite term for a list of skin toxicities of any grade (Nathan et al. 2021). Other G3 treatment-related adverse events (TRAE, in 1 pt each): anemia, chronic inflammatory demyelinating polyneuropathy, fever, hypertension, hypotension, hypoxia, pain in extremity, tumor lysis syndrome, urticaria.  Brenetafusp CM monotherapy was well-tolerated  Incidence of selected TRAEs  Safety profile consistent with previous report; no new signal with continued dosing  Most frequent TRAE was G1/G2 CRS, consistent with mechanism  TRAE frequency and severity attenuated over time  The only G4 TRAEs were lymphocyte decrease (N = 11) / lymphopenia (N = 3), transient and related to mechanism  No severe neutropenia observed  1 TRAE resulted in treatment discontinuation   No treatment-related deaths  TRAE in ≥ 15% of patients (N = 47)  Preferred Term (%)  Any grade  Grade 3/4  Any  43 (92%)  19 (40%)  Cytokine release syndrome1  24 (51%)  -  Rash (composite)2  23 (49%)  1 (2%)  Pyrexia  17 (36%)  1 (2%)  Chills  13 (28%)  -  Lymphocyte decrease  12 (26%)  11 (23%)  Pruritus  11 (23%)  -  Nausea  9 (19%)  -  Fatigue  7 (15%)  -

 19  Brenetafusp CM monotherapy (N = 36 evaluable*)  PRAME positive group for efficacy analysis includes H-score ≥1 and pts with unknown PRAME IHC results. * 36/47 patients had baseline and at least one tumor assessment on treatment; 10 patients had no evaluable post-baseline tumor scans and 1 had non-target lesions only at baseline.  Clinical benefit characterized by durable disease control

 20  Comparison to nivolumab and relatlimab + nivolumab  Note: data for informational purposes, no comparative claims are implied or intended. Nivo: nivolumab. Rela: relatlimab. 1 CM037: NCT01721746, Larkin J, et al. J Clin Onc 2018. 2 RELA020, NCT01968109: D2 Cohort (≥1 anti-PD-(L)1 containing regimen), Ascierto PA, et al. J Clin Onc 2023. 3 RELA047: NCT03470922, Long GV, et al. NEJM 2023. Disease control rate (DCR)  Promising DCR for brenetafusp rationale for 1L Ph3 (nivo + brene)   Prior PD-1  0%  0%  100%  Prior CTLA-4  100%  100%  60%  Ph1/2 Rela-0202  Ph1/2 F106C-101  PRAME Mono  100%  81%  All  36 pts  PRAME (+)  31 pts  2L+  PR/CR  SD  DCR  Nivo  272 pts  Rela + Nivo  163 pts  8%  28%  27%  20%  31%  9%  38%  47%  40%  11%  44%  13%  45%  56%  58%  Chemo  133 pts  Ph2 CM0371  27%  20%  9%  31%  11%  44%  13%  45%  HR=1.0, n.s.  mPFS 3.7m 3.1m 3.2m 3.3m 4.2m   1L  Rela + Nivo  355 pts  49%  60%  Nivo  359 pts  Ph3 Rela-0473  Ph3 PRISM-MEL301  ?  Brene + Nivo  33%  16%  43%  17%   4.6m 10.2m  Brene monotherapy   10%  28%

# PRISM-MEL-301: Phase 3 trial in first-line advanced cutaneous melanoma

## Registrational trial currently enrolling patients

**Randomization** | **Treatment phase** | **Follow-up**

→ **Key inclusion criteria**
- Previously untreated, advanced melanoma
- HLA-A*02:01
- No prospective PRAME testing

→ **Stratification factors**
- AJCC M stage
- Prior anti-PD1 adjuvant therapy
- BRAF V600 status

**R**

N ~325 — **IMC-F106C + nivolumab (q4w)**

| q1w | q2w | q4w |
|---|---|---|
| 12 wks | To 1 year | To 2 years |

N ~325 — **Nivolumab (q4w) or Nivolumab + relatlimab (q4w)[1]**

**Key endpoints**
- → Primary: PFS by BICR
- → Secondary: OS, ORR
- → Exploratory: ctDNA

**1L market opportunity**

**~10K HLA-A02+[3]**

Initial randomization includes comparison of two IMC-F106C regimens (~90 patients or 30/arm)

- Control arm
- 40 mcg IMC-F106C[2] + nivolumab
- 160 mcg IMC-F106C[2] + nivolumab

→ Interim analysis of two experimental arms
→ No pause in randomization during review
→ Drop one experimental arm
→ All patients in the 'go-forward' arm included in ITT[4] analysis

[1] Use of nivolumab or nivolumab + relatlimab as control will be country specific. [2] Represents target dose after intra-patient escalation. [3] Estimated total number of drug treated HLA-A*02:01 positive 1L cutaneous melanoma patients per year in the US and Europe (2024). [4] ITT: intent to treat. q1w = every week, q2w = biweekly, q4w = every 4 weeks.

21

IMMUNOCORE

 Brenetafusp in ovarian  22

 23  ADC, antibody-drug conjugates; IHC, immunohistochemistry; PLD, pegylated liposomal doxorubicin; Plt, platinum; TL, target lesion. 1 Includes patients with high-grade serous ovarian carcinoma who received ≥ 20 mcg brenetafusp. 2 2 mono & 1 combo pt had prior T cell engager.  Phase 1 ovarian demographics and baseline characteristics1  Mono  N = 37  Chemo Combo  N = 16  General  Age, median yr (range)  63 (40-80)  65 (47-72)  ECOG PS 0, n (%)  19 (51%)  4 (25%)  BRCA mutant, n (%)  9 (24%)  1 (6%)  TL sum, median mm (range)  67 (12-217)  76 (16-194)  Prior treatment2  # regimens, median (range)  5 (2-10)  4 (1-10)  Bevacizumab  30 (81%)  12 (75%)  PARPi  22 (59%)  12 (75%)  Anti-PD-[L]1  5 (14%)  4 (25%)  ADC  4 (11%)  4 (25%)  PRAME status (IHC)  Evaluable  32  16  Positive  30 (94%)  13 (81%)  H-score, median  130  93  Patients were heavily pre-treated  Median 4-5 prior lines   All platinum resistant, majority prior bevacizumab (81%, 75%) and PARPi (59%, 75%)  PRAME prevalence was high   94% positive in monotherapy  81% positive in combination

# Brenetafusp, Phase 1 monotherapy & chemo combo, well-tolerated

## Treatment related adverse events (TRAE) frequency and severity attenuated over time

| | Mono N = 37 | | Chemo combo N = 16 | |
|---|---|---|---|---|
| **Preferred Term** | **TRAE** | **G3/4 TRAE†** | **TRAE** | **G3/4 TRAE†** |
| ANY | 36 (97%) | 7 (19%) | 16 (100%) | 8 (50%) |
| CRS‡ | 21 (57%) | --- | 12 (75%) | --- |
| Rash§ | 19 (51%) | 1 (3%) | 13 (81%) | --- |
| Nausea | 14 (38%) | --- | 4 (25%) | --- |
| Fatigue | 13 (35%) | --- | 6 (38%) | 1 (6%) |
| Vomiting | 12 (32%) | --- | 2 (13%) | --- |
| Pyrexia | 11 (30%) | --- | 9 (56%) | --- |
| ALT increased | 4 (11%) | 1 (3%) | 8 (50%) | 3 (19%) |
| AST increased | 2 (5%) | 1 (3%) | 8 (50%) | 2 (13%) |
| Flushing | 1 (3%) | --- | 4 (25%) | --- |

Other mono G3 TRAE, each n=1: anemia, diarrhea, neutropenia, pericardial effusion, rash maculo-papular

Other combo G3 TRAE, each n=1: dyspnea, fatigue, neutropenia, presyncope

→ **No TRAE leading to treatment discontinuation or death**

→ **Monotherapy:**

- Most frequent TRAE was G1/G2 CRS
- Of patients who had CRS, vast majority had G1

→ **Combinations:**

- Additional chemo-related AEs were observed and consistent with each agent

CRS, cytokine release syndrome; ALT, alanine transaminase; AST, aspartate transaminase. * Includes patients receiving target doses ≥20mcg. † Other mono G3 TRAE, each N=1: anemia, diarrhea, neutropenia, pericardial effusion, rash maculo-popular; other combo G3 TRAE, each N=1: dyspnea, fatigue, neutropenia, presyncope. ‡ CRS graded per ASTCT 2019 criteria; all other AE per CTCAE v5.0. § Rash is a composite term for a list of skin toxicities of anygrade (Nathan et al. 2021)

24

IMMUNOCORE

 25  DCR, disease control rate; mPFS, median progression free survival; ORR, overall response rate; OS, overall survival; PR, partial response; SD, stable disease. * 31 of 37 patients had baseline and at least one tumor assessment on treatment; 6 patients not included due to no evaluable post-baseline tumor scans or non-measurable disease at baseline. † Median PFS and 6-month OS rate are based on all 37 monotherapy patients. ‡ 22 of 31 efficacy evaluable patients had progression events; 14 of 22 (64%) were treated beyond initial progression.  Monotherapy benefit characterized by durable disease control  N   DCR  (PR+SD)  ORR  mPFS, mo   (95% CI)†  6-mo OS rate†  Treated beyond progression‡  All mono*  31  58%  6%  3.3 (2.1-4.0)  73%  64%, median 2 mo  Monotherapy (N = 31 evaluable*)  On therapy at Month 18  New lesion Month 12 but  still on therapy thru Month 18

# Chemotherapy combination may enhance clinical benefit

## Chemo increases antigen presenting machinery



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Protein expression
(Fold Change from control)
PRAME
Surface HLA-A2
Surface B2M
Control
dec
gem
dox
pac
carb+pac

## Chemo increases antigen presenting machinery

**Best tumor reduction** (N=13 evaluable§)

| | N | Prior lines¶, Median (range) | DCR (PR+SD) | ORR |
|---|---|---|---|---|
| All combo | 13§ | 4 (1-10) | 69% | 23% |
| Gemcitabine | 9 | 6 (3-10) | 5/9 | 1/9 |
| Nab-Pac | 3 | 3 (1-4) | 3/3 | 1/3 |
| PLD | 1 | 5 | 1/1 | 1/1 |



Best % change from baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
G, T
T
T
T
G, T
G, T
G, T
G, T
T**
T
G, T
T
G = Prior Gemcitabine
T = Prior Taxane
BOR
SD
PD
SD
SD
SD
PD
SD
SD
PD
PR
PR
PR

26

BOR, best overall response by RECISTv1.1; DCR, disease control rate; NE, non evaluable; ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease. * 31 of 37 mono patients had baseline and at least one tumor assessment on treatment; 6 patients not included due to no evaluable post-baseline tumor scans or non measurable disease at baseline. † Best ctDNA reduction by Week 9. ‡ ctDNA-evaluable = at least one variant allele detected at >0.3% VAF at baseline, plus data available for at least one on-treatment timepoint from week 2 to week 9. § 13 of 16 combo patients had baseline and at least one tumor assessment on treatment; 3 patients not included due to no post-baseline tumor scans and one patient not included in waterfall due to missing target lesion size data. ¶ Prior anthracycline was not permitted. ** prior taxane therapy per communication from investigator post data cutoff.

IMMUNOCORE

# Evaluating brenetafusp in ovarian cancer

## Multiple cohorts in ongoing Phase 1 trial

Newly diagnosed ← Recurrent disease →

| 1L | 2L | 3L | 4L | 5L+ |
|---|---|---|---|---|

**Platinum doublet ± maintenance**
~16,000 pts[1]

**Platinum resistant & refractory (PROC)**
2-4L: ~9,000 pts[1]

← **Non-platinum chemo** →
ORR ~10 – 15%
DCR ~50 – 60%
ORR ~<10%
DCR ~40 – 50%

← **ADC (Frα positive)** →
ORR 42%, DCR 80%[2]

**Platinum Sensitive (PSOC)**
2-4L: ~8,500 pts[1]

← **Platinum** | **Maintenance** →
ORR 55 – 80% | mPFS ~4 – 6mo [3]
DCR 80 – 90%

**PROC:**

- Initial monotherapy data ESMO 2024
- Next: additional non-platinum chemo

**Next steps in earlier line PSOC:**

- Platinum chemo
- Bevacizumab

[1] Estimated total number of treated HLA*02:01 positive patients per year in the US and 5EU across lines. [2] MIRASOL Ph3 (mirvetuximab) investigator assessed objective response. [3] mPFS for maintenance portion of treatment only

27

IMMUNOCORE

 28  Advancing PRAME candidates through a proven framework  Development Steps  KIMMTRAK  Brenetafusp  Uveal melanoma  Cutaneous melanoma  Cutaneous melanoma  Serous ovarian  Robust monotherapy activity?  ctDNA reduction           PR/CR/DCR          OS rate          Combinability with standard of care?  –        Ongoing  Treatment effect supports endpoint   of future registrational trial        --   Enrolling in multiple   combination cohorts  Phase 3   KIMMTRAK  ATOM  Phase 3   Tebe +/- pembro   TEBE-AM  Enrolling  Phase 3   Brene + nivo   PRISM-MEL-301  Enrolling  Enrolling  PRAME franchise expansion opportunities for HLE and A24 programs (IND/Ph1)  Additional enrollment in NSCLC & other tumors ongoing

 T Cell Fitness (TCF)  29

# Phenotype of peripheral blood T cells, which are recruited by brenetafusp, may be important for clinical activity

**Brenetafusp recruits peripheral blood T cells into the tumor**



Baseline (CD3 T cell)
Week 12 (CD3 T cell)

Metastatic cutaneous melanoma



Blood
Interferon-γ
Granzyme B
Perforin
Tumor

**Hypothesis**:
Specific T cell subsets in the blood may be associated with brenetafusp benefit

→ **Method:**

- RNAseq whole blood at baseline
- Analyzed key T cell subsets:
  - Naïve /stem cell memory T cell ($T_{scm}$)
  - Effector
  - Exhausted
  - Regulatory

→ **Naïve T/$T_{scm}$ have been associated with anti-tumor activity of other T cell therapies[1].**

Tscm, stem cell memory T cell. [1] Gattinoni, *et al.* Nature Rev Cancer 2012; 12:671-684; Kishton, *et al.* Curr Opin Imm 2022; 74:39-45; Mehta, *et al.* Front Immunol 2021; 12:780442; Arcangeli, *et al.* J Clin Invest 2022; 123:e150807; Rosenberg, *et al.* Clin Cancer Res 2011; 17:4550-4557.

30

IMMUNOCORE

 31  TCF higher in earlier lines of therapy and highly correlated with naïve/Tscm cells  a TCF association with overall survival (OS) in multivariate analysis adjusted for known mUM prognostic variables: LDH, ALP, lesion diameter >3cm, ECOG  CONFIDENTIAL - FOR INTERNAL USE  TCF in blood associated with OS and higher ORR  OS, by TCF signature in uveal melanoma  Higher ORR in high TCF group  But not high enough for accelerated approval  TCF  Tebe mUM  PRAME mUM  PRAME CM  PRAME Ovarian  High  9%  27%  19%  13%  Low  2%  0  0  0%  Unstratified  5%  14%  10%  7%

 Novel ImmTAC candidate for GI cancers from our discovery engine  32

# IMC-R117C: First-in-class target PIWIL1 for colorectal & GI cancers

## First patient randomized Q4 2024

- → **Negative prognostic marker in multiple cancers**, role in tumor progression
- → **Expressed in CRC[1], historically insensitive to IO,** and across major subgroups[2]
- → **25% CRC have broad PIWIL1 expression** (with >75% of tumor cells positive)

**PIWIL1 RNA *in situ* hybridization**


Normal colon
Colon adenocarcinoma
PIWIL1 detected

**~20K colorectal + ~15K other tumors[2]**

patients positive for PIWIL1 and HLA-A02

33

PIWIL1, piwi-like protein1. [1] CRC: colorectal cancer. [2] Estimated across colorectal, esophageal, gastric, pancreatic, ovarian, endometroid cancers.

IMMUNOCORE

 Pursuing a functional cure in infectious diseases    34

 40m  people living with HIV (PLWH)  HLA-A02+ G7 PLWH eligible for ImmTAV*  >500,000   35  *US, 5EU, Japan, AUS/NZ  A cure is key to ending the HIV pandemic  Providing lifelong antiretroviral therapy (ART) globally is not a sustainable solution to the pandemic  ART, including long-acting, alone is not enough  Benefits depend on lifelong adherence  Does not remove stigma  Co-morbidities related to ongoing immune activation and long-term toxicities  1.3m  new infections in 2023  0.65m   deaths in 2023

# HIV managed by anti-retroviral therapy (ART) but currently no cure

**Historically, rapid viral rebound at median ~2 weeks[1] after ART interruption**



VL, log10 copies/mL
6
5
4
3
2
Peak viremia
ART
interruption
0 1 2 3 4 5 6 8 10 12 24 48
Time, week
98%
People living with HIV (PLWH)
having VL >200 copies/ml[2]

→ **Current ART regimens:**

- 2 mechanisms
- Daily oral therapy for life

→ **Goal of functional cure:**

- Reduce or eliminate active reservoir
- Enable stopping ART for 2+ yrs[3]
- Not yet shown for any therapy

[1] Feher C *et al.* Open Forum Infect Dis, 2019; 6: ofz485. N = 249 (from non interventional studies), detectable viral load (VL) defined as > 50 copies/mL, time to detectable VL - IQR = 2-4 weeks. [2] Estimated number of US and 5EU A*02:01 positive people living with HIV treated with anti-retroviral therapy, based on data from CDC, ECDC and UNAIDS. [3] Lewin S *et al.* Lancet HIV 202;8: e42-e50. Target product profile for HIV cure therapy minimum criteria: viral load <200 c/ml for 2 years, effective in ≥ 20%, relapse rate <10%/year

36

IMMUNOCORE

 37  Goal is to determine safety and anti-viral activity of IMC-M113V  PLWH: People living with HIV. ART: Anti-retroviral therapy. ATI: analytical treatment.  HIV STRIVE Phase 1 multiple ascending dose enrolling  Key inclusion criteria  PLWH on ART   IMC-M113V regimen:  Weekly for 12 weeks  Step dose (initially 15 mcg)  Target dose (30-300 mcg)  Viral rebound (magnitude and kinetics)  IMC-M113V  Week  ART  Follow-up  ART  ART interruption  Anti-Retroviral Therapy (ART) interrupted  Weekly monitoring  Reservoir quantification (blood):  1  2  3  4  5  6  7  8  9  10  11  12  24  Endpoint  Interpretation  Cell-associated HIV Gag RNA  Active viral transcription  Endpoint  Interpretation  Plasma HIV RNA  Infectious virus  As of June 2024, enrolled 15 people living with HIV (PLWH) (5 PLWH / 3 cohorts)   Biologically active dose has been reached   Next step: enroll more PLWH to characterize activity and explore higher doses. Phase 1 MAD data planned for 1Q 2025

 Pioneering tissue-specific immune downmodulation for treatment of autoimmune diseases   38

 39  Our vision for autoimmunity and inflammation landscape: tissue-specific down modulation of the immune system  Vision for autoimmunity and inflammation landscape  Current  Systemic immune suppression, even if inflammation in single tissue  Future  Down modulation of immune system localized to inflamed tissue  Tissue-tethered targeting of HLA-family of molecules   PD1 agonist suppresses   T cells  Fc fusion   infrequent dosing  ImmTAAI  ImmTAAI Mechanism  Suppresses activation only when ImmTAAI is tethered to target tissue   Reduces T cell activation  Non-competitive with natural PDL1  Promotes T cell suppression  Does not interfere with Treg  Suppresses NK activation  Potential for non-HLA restricted

 40  * Estimated annual incidence of HLA-A02 positive newly diagnosed type 1 diabetes in US + EU5. (~50% of T1D patients)  Pancreas-tethered ImmTAAI (HLA-A02) protects against killing by autoreactive T cells  IMC-S118AI (PPI x PD1) for type 1 diabetes (T1D)  ~50K   HLA-A02+  Newly diagnosed T1D patients/yr   (US + EU5)*  Expected to submit CTN for Phase 1 trial by end of 2025  ImmTAAI protects β-cells from killing by autoreactive T cells  b cell number*  HLA-A02 restricted, ~50% of type 1 diabetes patients  ImmTAAI binds specifically to pre-pro-insulin (PPI) peptide on pancreatic β-cells  b-cell marker  PPI ImmTAAI

# CD1a (hallmark of Langerhans cells) is an HLA-like protein with key role in allergic inflammation[1-4]


Langherans cells

Skin biopsy

**Langerhans cells (LC)**

→ Antigen presenting cell in **skin and mucosa**

→ **Monitor local environment** and **triggers inflammation**

→ **LC present lipid and peptide antigens to T cells**

| Presentation | Antigens | Polymorphism in humans |
|---|---|---|
| CD1a | Lipids | Non-polymorphic (universal) |
| HLA class I/II | Peptides | Polymorphic (non-universal) |

→ **CD1a and LC role** in **atopic dermatitis** and potentially other immune pathologies such as **psoriasis and allergic asthma**

→ **Past** approach attempted to **block only CD1a** presenting lipid antigens from activating T cells

→ However, **better approach** would be to **prevent both lipid AND peptide** antigens on LC from activating T cells

41

[1] Igyarto B *et al.* Immunity 2011. [2] Kim J *et al.* Nat Immunol. 2016. [3] Pan Y *et al.* JEADV 2024. [4] Hardman C.S. *et al.* Nat. Comm. 2022

IMMUNOCORE

# IMC-U120AI – Universal (non-HLA restricted) candidate for dermatology

## CD1a-tethered PD1 agonist ImmTAAI therapy with dual mechanism of action



CD1a targeting domain
PD1 agonist effector
CD1a reactive T cells
Any PD1⁺ T cell
CD1a⁺ Langerhans cell (LC)

**CD1a blockade on LC suppresses activation by lipid antigens**



No. of IFNg producing CD3⁺ T cells
100
90
80
70
60
50
40
30
20
10
0
CD1a-restricted T cell response
CD1a⁻
CD1a⁺
ImmTAAI + CD1a⁺

**PD1 agonism on T cells suppresses activation by peptide antigens**



IL-2 (% of stim cont)
140
120
100
80
60
40
20
0
CD1a negative (untethered)
CD1a positive + Peresolimab
CD1a positive + ImmTAAI
0.001
0.01
0.1
1
10
100
Test reagent (nM)

42

CD1a mediates the presentation of lipid antigens to T cells while HLA mediates the presentation of peptide antigens to T cells.

IMMUNOCORE

 Leading TCR pipeline  43

# ImmTAX bispecifics from research through commercialization

## Near to long-term value for patients and shareholders

## Building a melanoma franchise

**~16K** patients[1]

**$226M**

**KIMMTRAK Revenues 1Q-3Q 24**

Continued growth & additional launches planned

Commercial

**3 Phase 3 trials**

**TEBE-AM**
2L+ cutaneous melanoma
2,000 to 4,000 patients

**ATOM**
Adjuvant uveal melanoma
Up to 1,200 patients

**PRISM-MEL-301**
1L melanoma
Up to 10,000 patients

Registrational trials

## Advancing clinical portfolio

**>100K** patients[1]

**Brenetafusp (PRAME-A02)**
Earlier line combination cohorts enrolling in ovarian and NSCLC

**HIV**
Aiming for functional cure
500K+ PLWH HLA-A2+ on ART

**PRAME-A2-HLE**
Half-life extension for patient convenience

**PIWIL**
Novel target in CRC
20K PIWIL+ CRC patients

**PRAME-A24**
Expands patient population

**HBV**
Aiming for functional cure

**$820M in preliminary, unaudited year-end financials[3]**

## Innovating for sustainable growth

**>500K** patients[1]

**IMC-S118AI**
Type 1 diabetes

**IMC-U120AI[2]**
Non-HLA restricted bispecific in dermatology

**Science pioneers**
Modular technology across 3 therapeutic areas

[1] Estimated future number of HLA-A*02:01 positive patients per year in the US and Europe. [2] IMC-U120AI is non-HLA restricted, other addressable patient populations based on HLA-A02. [3] Year-end cash position is preliminary, has not been audited and is subject to change pending completion of the Company's audited financial statements for the year ended December 31, 2024.

44

IMMUNOCORE

Thank you  45